Exhibit 10.6
SIXTH AMENDMENT
TO
AMENDED AND RESTATED LOAN AGREEMENT
     SIXTH AMENDMENT, dated as April 1, 2008 (this “Amendment”), to the Amended and Restated Loan Agreement dated as of August 13, 2002 (the “Agreement”), among FURMANITE LIMITED (the “Borrower”), FURMANITE WORLDWIDE, INC. (“Holding”), the financial institutions from time to time party thereto (the “Banks”) and BANK OF SCOTLAND, as Agent for the Banks (in such capacity, the “Agent”).
W I T N E S S E T H :
     WHEREAS, the Borrower, Holding and Furmanite International Finance Limited, a company organized under the laws of England and a wholly owned Subsidiary of Holding, have requested that Section 2A.3(a) of the Agreement be amended to provide for quarterly payment of the letter of credit fee for the FIFL LC;
     WHEREAS, subject to the terms and conditions set forth herein, the parties have agreed to amend the Agreement as set forth herein;
     NOW, THEREFORE, it is agreed:
     Section 1. Definitions. Terms used in this Amendment which are defined in the Agreement shall have the meanings specified therein (unless otherwise defined herein).
     Section 2. Amendments. Upon the Amendment Effective Date (as defined in Section 3 below):
     2.1 Section 2A.3(a) of the Agreement is amended by adding the following sentence to the end of Section 2A.3(a):
Notwithstanding the foregoing, the letter of credit fee with respect to the FIFL LC (other than the aforesaid $500 fee) may be paid by the Borrower quarterly in advance commencing on April 1, 2008 and on the first day of July, October, January and April thereafter, and (if so paid) shall be based on the Stated Amount of the FIFL LC on the quarterly date such fee is required to be paid.
     2.2 Annex I of the Agreement is amended by adding the following definitions thereto:
     “FIFL” shall mean Furmanite International Finance Limited, a company organized under the laws of England and a wholly owned Subsidiary of Holding.
     “FIFL LC” shall mean any letter of credit securing the FIFL Obligations.
     “FIFL Obligations” shall mean all obligations of FIFL under the Loan Agreement dated March 31, 2006 between FIFL and BoS (USA) Inc.

     Section 3. Conditions Precedent. The amendments provided for by this Amendment shall become effective on the date (the “Amendment Effective Date”) on which the following conditions precedent shall satisfied to the satisfaction of the Agent or waived in writing by the Agent in its sole discretion:
     3.1 Default, etc. As of the Amendment Effective Date, (a) there shall exist no Default or Event of Default, (b) all representations and warranties made by the Borrower and Holding in this Amendment, the Agreement or in the other Loan Documents or otherwise made by the Borrower or Holding in writing in connection herewith or therewith shall be true and correct in all respects with the same effect as though such representations and warranties had been made at and as of such time except to the extent such representations and warranties were made only as of a specific date, and (c) each of the Borrower and Holding shall have performed all obligations and agreements and complied with all covenants and conditions required by this Amendment, the Agreement and the other Loan Documents to be performed or complied with by it prior to or as of such time.
     3.2 Documents. The Agent shall have received this Amendment executed and delivered by each of the parties hereto.
     3.3 Proceedings and Documents. All corporate and legal proceedings and all documents in connection with the transactions contemplated by this Amendment shall be satisfactory in form and substance to the Agent, and the Agent shall have received all information and copies of all documents which the Agent may have reasonably requested in connection with the transactions contemplated by this Amendment, such documents where appropriate to be certified by proper corporate officials or Government Authorities.
     3.4 Approvals and Consents. All orders, permissions, consents, approvals, licenses, authorizations and validations of, and filings, recordings and registrations with, and exemptions by, any Government Authority, or any other Person, required to authorize or required in connection with the execution, delivery and performance of this Amendment and the transactions contemplated hereby by the Borrower and Holding shall have been obtained.
     3.5 Fees and Expenses. All reasonable legal fees and expenses (through the Amendment Effective Date) of the Agent’s US, UK and other local or special counsel in connection with the transactions contemplated by this Amendment shall have been paid in full.
     Section 4. Representations, Warranties and Covenants.
     (a) Each of the Borrower and Holding hereby represents and warrants to the Agent and the Banks that as of the date hereof (a) there exists no Default or Event of Default, (b) all representations and warranties made by the Borrower and Holding in this Amendment, the Agreement or in the other Loan Documents or otherwise made by the Borrower or Holding in writing in connection herewith or therewith are true and correct in all respects with the same effect as though such representations and warranties had been made at and as of such time except to the extent such representations and warranties were made only as of a specific date, and (c) each of the Borrower and Holding has performed all obligations and agreements and complied with all covenants and conditions required by this Amendment, the Agreement or in the other Loan Documents to be performed or complied with by it prior to or as of such time.
     (b) The Borrower and Holding hereby represent and warrant to the Agent and the Banks that FIFL does not presently and will not at any time in the future have any assets or liabilities other than intercompany loans evidenced by the Intercompany Note and does not presently will not at any time in the future engage in any business other than intercompany financings.
     Section 5. Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. All references to the Agreement in any other document or instrument shall be deemed to mean the Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof.
     Section 6. Counterparts. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.
     Section 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

FURMANITE LIMITED

By:	/s/ Howard C. Wadsworth

Name: Howard C. Wadsworth
Title: Director

FURMANITE WORLDWIDE, INC.

By:	/s/ Howard C. Wadsworth

Name: Howard C. Wadsworth
Title: Vice President

FURMANITE INTERNATIONAL FINANCE LIMITED

By:	/s/ Howard C. Wadsworth

Name: Howard C. Wadsworth
Title: Director

BANK OF SCOTLAND, in its capacity as Agent and as a Bank

By:

Name:
Title:
[Signature Page to Sixth Amendment]